EXHIBIT 10.1


         NOTE PURCHASE AGREEMENT, dated as of July 23, 2002, by and between V-ONE CORPORATION (the "Company"), which is a Delaware corporation with offices at 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874, and the person (the "Purchaser") whose name and address appears on the signature page of this Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

         WHEREAS, the Company, with the assistance of JOSEPH GUNNAR & CO., LLC as placement agent (the "Placement Agent") is arranging for the private placement ("the Offering") of not less than $1,000,000, and not more than $1,200,000, principal amount of its 8% Secured Convertible Notes due 180 days after date (the "Notes"), together with certain Warrants described below, upon terms not more favorable to the purchasers than the terms and provisions set forth in this Agreement;

         WHEREAS, the Company has, prior to the execution hereof, executed a Security Agreement and Registration Rights Agreement for the benefit of all holders of the Notes;

         WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, the principal amount of Notes set forth on the signature page of this Agreement (together with such Warrants), all upon the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, the Company is or will be entering into Note Purchase Agreements with certain other parties (collectively, the "Third Party Agreements") providing for, among other things, the issuance and sale by the Company of not more than $1,200,000 principal amount of Notes (including the Notes under this Agreement), together with certain warrants (the "Warrants"), all on terms not more favorable to the purchasers than the terms set forth in this Agreement; and

         WHEREAS, the Company with the assistance of the Placement Agent, expects to offer, in a private placement (the "Private Placement"), prior to the maturity date of the Notes, for not less than $3,000,000, shares of its Series E Convertible Preferred Stock (or some other amount or type of financing);

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1.  ISSUANCE AND SALE OF NOTES AND WARRANTS
                     ---------------------------------------

         (a) Simultaneously with the execution of this Agreement by the Company and upon the terms and subject to the conditions hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company,

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for a  purchase  price  equal  to  the  face  amount  of  the  Note:  (i) a Note
(substantially in the form of Exhibit A to this Agreement) in the principal amount set forth on the signature page which is convertible into the Common Stock of the Company or any other securities issued by the Company following this Offering, in accordance with the conversion provisions contained in paragraph (b) of this Section 1; and (ii)a Warrant having a five year term to purchase that number of the Company's Common shares equal to 1 share for each $1.00 of principal amount purchased (substantially in the form of Exhibit B to this Agreement) in accordance with the exercise provisions contained in paragraph (c) of this Section 1. The Company shall deliver the Note and Warrant being acquired by the Purchaser against payment of such purchase price by bank or certified check payable in wire transfer New York clearinghouse funds to the order of the escrow agent on behalf of the Company.

         (b) The principal amount of the Notes plus accrued interest, shall at the election of the holder, at any time following the purchase of the Notes, be applied (in whole or in part) either: (i) towards the purchase of such number of shares of Company's Common Stock at a conversion price equal to the greater of $0.25 per share and 60% of the average closing sales price of the Company's Common Stock, as quoted on NASDAQ, for the five trading day period immediately preceding the Company's receipt of the holder's notification of conversion (the "Common Stock Conversion Price"); or, (ii) towards the purchase of other securities of the Company ("New Securities") which are issued in any round of financing of the Company that closes after the date of this Agreement ("Other Permitted Offering") and whose gross proceeds are greater than $3,000,000 at a conversion price based upon the price at which such other securities are convertible into the Company's Common Stock. Notwithstanding the foregoing: the Notes, together with accrued interest, shall be applied (on a mandatory basis) either: towards the purchase of the Company's Common Stock at a conversion price equal to the Common Stock Conversion Price or towards the purchase of the Company's Series E Preferred Stock or the New Securities, at the final closing of the Private Placement or the Other Permitted Offering in the event gross proceeds in either case equal or exceed $3,000,000; provided, however, that such application or conversion shall not be mandatory in the event that gross proceeds of the Private Placement or the Other Permitted Financing shall equal or exceed $6,000,000. The conversion price in any such event shall be based upon the price at which such Series E Preferred Stock or such New Securities are convertible into Common Stock.

         (c) The Warrants shall be exercisable to acquire shares of the Company's Common Stock at an initial exercise price of $0.50 (provided that the Warrants may not be exercised at any time at an exercise price less than the greater of book or market value of Common Stock as of the date of this Agreement as applied under NASDAQ Marketplace Rule 4350(i)(1)(D)) and may not be exercised


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for a period  of six  months  from the  date of this  Agreement,  in all or part through a cashless exercise (as provided in Exhibit B) or by delivering such funds via certified check, to the Company, as is required (pursuant to Exhibit
B) to effect their exercise. Notwithstanding the foregoing, The Company shall have the right to require ("Company's Election") the exercise of the Warrants in the event that the closing sale prices for the Company's Common Stock, as listed on the NASDAQ, shall be at or above $3.00 for any 20 consecutive trading days following the purchase of the Notes. It shall be a condition precedent to the exercise of the Company's Election, that all shares of Common Stock underlying the Warrants are registered and are represented by certificates that bear no restrictive legends. The Company shall notify the holder of the Warrants in writing of the Company's Election 30 days prior to the date upon which the Warrants will be required to be exercised. Upon the Company's Election, the holders of the Warrants shall exercise the Warrant in accordance with its terms referred to above.

         (d) The Company will, prior to the last Closing Date, enter into the balance of the Third Party Agreements with certain other persons (collectively, the "Other Purchasers"), under which the Other Purchasers agree to purchase Notes (and Warrants) from the Company and make the same representations, warranties and agreements to and with the Company as the Purchaser has made herein (collectively, the "Purchaser" and the "Other Purchasers" are herein referred to as the "Purchasers"). The purchase made by each of the Purchasers is to be a separate purchase and each sale and delivery of Notes (and Warrants) to a Purchaser is to be a separate sale and delivery by the Company to such Purchaser.

         (e) The Notes and Warrants are to be sold and delivered at two or more closings (in accordance with the Placement Agency Agreement between the Company and the Placement Agent) to be held at the offices of Heller, Horowitz & Feit, P.C., 292 Madison Avenue, New York, New York at 10 A.M. local business time, on the following dates of closing (each of which is herein called a "Closing Date"):

                  (i) The first Closing Date, at which Notes aggregating not less than $1,000,000 in principal amount are to be sold and delivered (including the principal amount, if any, of Notes to be sold and delivered pursuant to this Agreement on such first Closing Date), shall be on such date (not later than two business days following the receipt by the escrow agent of not less than $1,000,000 principal amount) as the Company may designate without further notice to the Purchaser.

                  (ii) Additional Closing Dates, at which some or all of the balance of Notes offered by the Company are to be sold and delivered (including the Notes to be sold and delivered pursuant to this Agreement on any such additional Closing Date), shall be on such other date (not later than July 19, 2002 subject to up to a 15 day extension


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         at the  discretion  of the  Company and the  Placement  Agent) that the
         Company and the Placement Agent may designate without further notice to the Purchaser.

         Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as follows:

         (a) ORGANIZATION; QUALIFICATION. The Company is a corporation duly organized and existing, and in good standing, under the laws of the State of Delaware, with full corporate power and authority to own or lease all of the assets owned or leased by it and to operate its business as the same is currently being operated. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify will have a material adverse effect on the business or assets or financial condition of the Company.

         (b) AUTHORITY. The Company has adequate corporate power and authority to make and perform this Agreement, the Security Agreement and all other agreements contemplated hereby, and the Company has adequate corporate power and authority to issue all of the Notes and all of the Warrants, and all of the shares of the Company's Common Stock issuable upon the Conversion of the Notes (the "Conversion Shares") and the exercise of the Warrants (the "Warrant
Shares"), hereunder or thereunder. (The Notes, the Warrants, the Conversion Shares and the Warrant Shares are hereinafter called, collectively, the "Securities.") The issuance of the Securities, and all other securities previously issued or reserved for issuance by the Company, have been duly authorized by all necessary corporate action on behalf of the Company (except for the filing of a Certificate of Designation with the Delaware Secretary of State defining the precise terms of the Series E Convertible Preferred Stock issuable in the Private Placement). Upon the conversion of all of the Notes, and the exercise of the Warrants and the payment of the exercise price thereunder, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and non-assessable. The Company has taken and will take all necessary corporate action to reserve for issuance upon the conversion of all of the Notes, and the exercise of all of the Warrants that number of Conversion Shares issuable upon such conversion and Warrant Shares issuable upon such exercise.

         (c) CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 24,263,082 are issued and outstanding; and 13,333,333 shares of Preferred Stock, par value $0.001 per share, of which 3,063,904 shares are issued and outstanding (42,904 Series C, and 3,021,000 Series D). All such outstandingshares are validly issued, fully paid and non-assessable and are free and clear of any liens and encumbrances caused by or created by the Company. Except as described on Exhibit C, there are, and on each of the Closing Dates


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will be, no outstanding options, warrants,  agreements or understandings for the purchase from the Company of any shares of its stock, or for the purchase from the Company of any securities convertible into or exchangeable for any shares of its stock. Except as set forth in Exhibit C hereto, there are no cumulative voting rights or preemptive rights in respect of the shares of capital stock of the Company. The rights and preferences, and the qualifications, limitations of the Series E Preferred Stock are described in the Term Sheet annexed as Exhibit D hereto.

         (d) CORPORATE DOCUMENTS. The copies of the Company's Certificate of Incorporation, Certificates of Designation, and by-laws (all certified by such Company's Secretary), delivered to the Placement Agent, are true, correct and complete copies, as amended as of to the date hereof.

         (e) ABSENCE OF MATERIAL MISSTATEMENTS. This Agreement and all documents delivered to the Purchaser buy or on behalf of the Company in connection with the private placement of the Notes do not contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements herein, in the light of the circumstances under which they were made, not misleading.

         (f) FINANCIAL STATEMENTS. The Company's balance sheets as at December 31, 2001 AND March 31, 2002 (the "Balance Sheets") and its statements of income and retained earnings (deficit) (the "Income Statements"), and changes in cash flows, for the periods then ended, are true and correct in all material respects and fairly present the Company's financial position and the results of its operations as of such dates.

         (g) NO UNDISCLOSED LIABILITIES. The Company has no material liabilities except as (i) set forth in the Balance Sheets; (ii) disclosed in this Agreement and the Appendices hereto; or (iii) incurred in the ordinary course of business since March 31, 2002.

         (h) NO SUBSEQUENT CHANGES. Since March 31, 2002: (i) there has not been any change in the condition, financial or otherwise, of the Company which could materially adversely affect its ability to conduct its operations, other than ongoing losses in the ordinary course, and (ii) the Company has not incurred any material liabilities or obligations, direct or contingent, not in the ordinary course of business.

         (i) CONTRACTS. Each contract, agreement or other instrument (however characterized or described) to which the Company (or such subsidiary) is a party or by which its properties or business is or may be bound or affected is in full force and effect in all material respects and is enforceable against the parties thereto in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and


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other laws  affecting the rights of creditors  generally  and the  discretion of
courts  in  granting  equitable  remedies),   and  none  of  such  contracts  or
instruments has been assigned by the Company, and neither the Company nor any other party is in default thereunder and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. None of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment/order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or business.

         (j) FINDER'S FEE. The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated except for the fees payable to Joseph Gunnar & Co. under the Placement Agency Agreement.

         (k) PRIOR SALES OF SECURITIES. No securities of the Company have been sold by the Company in violation of the Securities Act of 1933, as amended (the "Act") or of any State's securities laws.

         (l) PROPERTIES. Except as set forth in Exhibit E hereto, the Company has good and marketable title to all of its properties and assets, free and clear of all liens, security interests, charges, encumbrances, or restrictions. All of the material leases and subleases under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is in compliance with such leases and subleases in all material respects. The Company owns or leases all such properties as are necessary to its operations as now conducted and as proposed to be conducted. Except as set forth in Exhibit E, the security interests created by the Security Agreement for the benefit of the holders of the Notes represent first liens on the assets described therein.

         (m) PATENTS AND OTHER INTANGIBLE ASSETS. The Company (1) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights (and licenses with respect to the foregoing) used in the conduct of its business, to the best of the Company's knowledge, as now conducted or as proposed to be conducted without infringing upon or otherwise unlawfully and adversely affecting the right or claimed right of any person under or with respect to any of the foregoing; and
(2) is not obligated or under any liability whatsoever to make any payments by way or royalties, fees or otherwise to any owner or licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. The Company has not granted any licenses with respect to any of the foregoing except for licenses granted in the ordinary course of


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business in connection with the sale of the Company's products and services. The
Company owns and has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, and technical data required for, or incident to, the development, manufacture, operation, and sale of all products and services sold or proposed to be sold by the Company, free and clear of any rights, liens or claims of others, including without limitation, all current and former employees, consultants, officers, directors and shareholders of the Company, and (to the best of the Company's knowledge) the former employers of any such person.

         (n) INTEGRATION. Neither the Company nor any of its affiliates has during the six months prior to the date of this Agreement participated, directly or indirectly, in any offering of securities which is required to be combined or integrated with the Offering for purposes of Rule 502(c) of Regulation D, so as to render the exemption provided by Regulation D unavailable with respect to the offering contemplated hereby.

         (o) CONSENTS. No consent, approval, authorization, order, or filing by or with any court or government authority is required to consummate the transactions contemplated by this Agreement, except (i) to the extent that the filing of a Form D with the Securities and Exchange Commission in reliance on Regulation D under the Act may be required;(ii) that the offer and sale of the Notes in certain jurisdictions may be subject to the provisions of the securities or Blue Sky laws of such jurisdictions; and (iii) for any such consent, approval, authorization, order, or filing that will not result in a material adverse effect on the business operations of the Company or the rights of the Purchaser.

         (p) VALIDITY. This Agreement, the Registration Rights Agreements, the Security Agreement, the Notes, and the Warrants, have all been duly executed by the Company and each is valid and binding upon the Company and each is
enforceable   (subject  to  the  limitations  of  equity  jurisdiction  and  the restrictions of bankruptcy and other similar law) in accordance with their respective terms.

         (q) NO DEFAULTS. Neither the execution nor delivery of this Agreement, the Third Party Agreements, the Notes and the Warrants, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or result in any violation of, or constitute a default under any terms of the certificate of incorporation or by-laws of the Company or any agreement, or other instrument by which it is bound, or result in the creation of any lien, claim, charge or encumbrance of any nature whatsoever upon the Company's property or entitle any creditor to accelerate the time of payment of any of its obligations or liabilities.


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         (r) COMPLIANCE WITH LAWS. The Company and such subsidiary have complied with all material applicable laws, rules and regulations of all local, state and Federal governments with respect to the conduct of its business, where a failure to so comply would have a material adverse effect on the business or assets or financial condition of the Company (and/or such wholly owned subsidiary), and the Company (and/or such wholly owned subsidiary) has not received any notice from any public or governmental authority or any other person citing a violation of any rule, ordinance, statute or regulation applicable to its business which violation, if continued unremedied, would have a material adverse effect on its business or assets or financial condition.

         (s) ELIGIBILITY TO FILE FORM S-3. The Company is and will be eligible in all respects to file a registration statement with the Securities & Exchange Commission under Form S-3 with respect to the Conversion Shares and the Warrant Shares.

         (t) USE OF PROCEEDS. The Company and such subsidiary will use the proceeds of the issuance and sale of the Notes (and Warrants) pursuant to this Agreement and the Third Party Agreements, after the deduction of related expenses, in all substantial respects for the purposes set forth in Exhibit F hereto.

         (u) SUBSIDIARIES. Except for 10,000 shares of common stock of Network Flight Recorder, Inc. representing a 9.9% ownership interest therein, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

         Section 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to, and agrees with, the Company as follows:

         (a) The Purchaser is acquiring the Note and the Warrant, and will acquire the Conversion Shares issuable upon conversion of the Note and the Warrant Shares issuable upon exercise of the Warrant, for the Purchaser's own account, for investment only, and not with a view to, or for resale in connection with, any distribution. The Purchaser is aware that the Note and the Conversion Shares and the Warrant and the Warrant Shares are "restricted securities" and must be held indefinitely unless such securities are subsequently registered under the Act, or unless an exemption from such registration is available. The Purchaser also consents to the endorsement, and will abide by the terms, of a restrictive legend on the Notes, the Warrants and on the certificates representing the Conversion Shares and the Warrant Shares, substantially in the forms set forth in Exhibit A and Exhibit B.


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         (b)  The  Purchaser  (i) is  able  to  bear  the  complete  loss of the investment made hereby; (ii) has adequate means of providing for his current needs and possible personal contingencies, and has no need for the liquidity of his investment in the Securities; and (iii) is an "accredited" investor as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended.

         (c) The Purchaser has been informed and understands that this investment is a highly speculative one and involves a high degree of risk and illiquidity, that the amount that may be realized on the investment may not equal the original amount invested. In evaluating such investment the Purchaser has consulted with his own investment and/or legal and or tax adviser and has concluded that his proposed investment in the Company is appropriate in light of his overall investment objectives and financial situation and he has taken full cognizance of, and understands all of the above risk factors related to the purchase of the Notes.

         (d) All of the representations and warranties of the Purchaser contained in this Agreement are true and correct, and this Agreement is binding upon the Purchaser and enforceable against the Purchaser in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies.

         (e) Neither the Purchaser nor any affiliate of the Purchaser has made any agreement or taken any other action causing anyone to become entitled to a finder's or broker's fee or commission as a result of any of the transactions contemplated by this Agreement. For purposes of this Agreement, "affiliate," with respect to any person, means and includes any other person, directly or indirectly, controlling, controlled by or under common control with such person.

         Section 4.  COVENANTS OF THE COMPANY.
                     ------------------------

         (a) NEGATIVE COVENANTS. So long as any of the Notes remain outstanding, the Company shall not (without the prior written consent of either the Placement Agent or the holders of a majority of the principal amount of the Notes outstanding which the Placement Agent undertakes to grant, obtain or deny in writing within 15 days after receipt of the Company's written request and which consent shall be deemed granted if the Placement Agent does not respond within such 15 day period):

                  (i) LIENS. Create, incur, or assume any mortgage, deed of trust, pledge, security interest, lien, charge, or encumbrance of any nature, upon or with respect to any of its properties, now owned or hereafter acquired, or assign or otherwise convey any right to receive income, except: the escrow of the Company's source code in the ordinary


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         course  of the  Company's  business,  or  liens  contemplated  by  this
         Agreement,   or  securing   the  payment  of  taxes,   assessments   or
         governmental charges or levies or the claims or demands of suppliers, mechanics, carriers, warehousers, landlords and other like persons;

                  (ii) INDEBTEDNESS. Create, incur or assume any indebtedness for money borrowed except for: other Notes issued under the Third Party Agreements which (together with the Note payable to the Purchaser) do not exceed $2,000,000 in aggregate principal amount; and project financing in the ordinary course of the Company's business.

                  (iii) MERGERS, ETC. Consolidate with or merge into, or sell, assign, lease or otherwise dispose of, other than in the ordinary course of business (whether in one transaction or in a series of transactions) assets representing 20% or more of the Company's total assets, whether now owned or hereafter acquired, to any corporation, or permit any other firm or corporation to merge into the Company ("Merger"), unless the merger agreements and documents ("Merger Documents") afford each Note holder the option either (i) to have his, her or its Notes paid in full on the date of such consummation or (ii) to participate in the Merger by surrendering the holder's Note in exchange for the securities being offered in the Merger at the adjusted conversion price based upon the consideration that the holders of the Company's Common Stock will receive in the Merger.

                  (iv) DIVIDENDS. Declare or pay any cash dividends, or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of assets to its stockholders.

                  (v) GUARANTIES. Assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligation of any other person, firm or corporation (except by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business or letter of credit issued on its behalf in the ordinary course of business and with respect to new leases).

                   (vi)   DISSOLUTION,   ETC.   Dissolve  or  adopt  a  plan  of
         liquidation of the Company, or take any action to commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or making a general assignment for the benefit of its creditors.

                  (vii) CHANGE OF COUNSEL OR AUDITORS. Without the prior written consent of the Placement Agent, change counsel or auditors which consent shall not be unreasonably withheld.

                  (viii) COMPENSATION. Without the prior written consent of the Company's Compensation Committee increase the compensation payable with respect to any officer or key employee of the Company.

         (b) AFFIRMATIVE COVENANTS. So long as the Note remains outstanding, the Company agrees to:

                  (i)  ACCOUNTING  SYSTEM.   Maintain  a  system  of  accounting
         established  and   administered  in  a  manner   sufficient  to  permit
         preparation of financial statements in accordance with generally accepted accounting principles consistently applied.

                  (ii) ANNUAL REPORTS. Furnish to the registered holders of the Notes as soon as practicable, and in any event within 120 days after the end of each fiscal year of the Company, an annual report of the Company on Form 10-K.

                  (iii) OTHER REPORTS. Furnish reasonably promptly to the Placement Agent such other publicly filed documents, reports and financial data as the Placement Agent may reasonably request. This covenant may be complied with by giving prompt notice to the Placement Agent by electronic mail to an electronic mail address designated by the Placement Agent that such report, document or data has been filed and is available.

                  (v) TIMELY FILING OF SECURITIES REPORTS; COMPLIANCE WITH LAWS. File on a timely and current basis all reports required by the Federal securities laws, and comply in all material respects with all applicable material Federal, state and local statutes, rules and regulations and do all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and authority necessary to continue its business. Without limiting the generality of the foregoing, the Company will promptly file notice of
         (A) any material adverse change in the business or assets or financial condition of the Company or such subsidiary, (B) any material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or such subsidiary or against any officer, director or key employee of the Company or such subsidiary related to the Company or such subsidiary and (C) any notice of any material default under any of its obligations.

                  (vi) S-3 REGISTRATION. As provided in the Registration Rights Agreement, the Company will file an S-3 registration statement
         (referred to in Section 2(s)) within 30 days of the first closing hereunder, and will take all steps necessary and appropriate to keep such S-3 Registration current until the termination date of the Warrants.

                  (vii) BEST EFFORTS. The Company will use its best efforts to consummate prior to the initial due date of the Notes, an offering of Preferred Stock with the assistance of Joseph Gunnar & Co. as Placement Agent on substantially the terms and conditions set forth on Exhibit G hereto (or any other financing consented to in writing by the Placement Agent)

         Section 5.  PREPAYMENTS OF NOTES.
                     --------------------

         The Company may prepay any of the Notes without the written consent of the registered holder, upon written notice accompanied by the payment of accrued interest.

         Section 6.  REGISTRATION, EXCHANGE, PAYMENT.
                     -------------------------------

         (a) The Notes are issuable only as registered Notes without coupons. The Company shall keep at its principal office (or at such other place designated by it in writing to the outstanding holders of the Notes) a register in which the Company shall provide for the registration of Notes and the registration or transfer of Notes. At the option of the holder of any Notes such notes may be exchanged for other Notes, in an aggregate principal amount equal to the unpaid principal amount of such surrendered Note, as the case may be, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Note is so surrendered for exchange, the Company shall execute and shall deliver, at the expense of the Company, the replacement Note or Notes which the holder making the exchange is entitled to receive.

         (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, and upon delivery of an indemnity bond (in form and substance, and insured by an insurer, satisfactory to the Company) by such holder in such reasonable amount as the Company may determine, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company at its expense will execute and deliver, in lieu thereof, a replacement Note of like tenor.

         (c) The Company may treat the person or entity in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal and premiums, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Any reference to this Agreement to a "holder" of any Note shall refer to the registered holder of such Note as set forth from time to time in the register kept by the Company referred to in subsection (a) above. The Company will pay all sums becoming due on any Note for principal, premium and interest to the holders of the Notes in the manner provided in Section 5 of this Agreement. Purchaser's registered address shall be as specified on the signature page of this Agreement, until such time as Purchaser may designate a different registered address by written notice to the Company.


         Section 7.  EVENTS OF DEFAULT.
                     -----------------

         If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise), then, the holders of a simple majority of aggregate face amount of the Notes or the Placement Agent may, at their or its option, by notice in writing to the Company, declare the Note to be, and the Note shall thereupon be and become, forthwith due and payable together with interest and additional consideration (if any) due thereon ("Acceleration"):

                  (a) The Company defaults in the payment of the principal of the Notes and such default shall continue for 5 calendar days; or

                  (b) any material representation or warranty made by the Company herein or in any writing furnished in connection with or pursuant to this Agreement, or in the Note shall be false in any material respect on the date as of which made, and the Company fail within ten days after receiving written notice thereof, to correct such representation or warranty, or;

                  (c) except as set forth in paragraph (a) above, the Company materially defaults in the performance or observance of any material covenant contained in Section 4 herein or in the Note and fails to cure such default within 30 days after receiving written notice thereof; or,

                  (d) The Company defaults in the performance or observance of any other material agreement, term or condition contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been received by the Company; or,

                  (e) The Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or

                  (f) any order, judgment or decree is entered adjudicating the Company bankrupt or insolvent and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (g) The Company petitions or applies to any tribunal for the appointment of a trustee or receiver, or of any substantial part of the assets of the Company or commences any proceedings relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

                  (h) any such petition or application is filed, or any such proceedings are commenced, against the Company and the Company by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee or receiver, or adjudicating the Company or such wholly owned subsidiary bankrupt or insolvent, or approving the petition in any such proceedings and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (i) any order, judgment or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (j) any order, judgment or decree is entered in any proceedings against the Company decreeing a split-up of the Company which requires the divestiture of a substantial part of the assets of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days.

                  (k) The Company shall fail to file an S-3 registration for the Common Stock underlying the Notes and Warrants within 30 days after the first closing with respect to the Offering.

         In any such event, the interest rate on the Notes shall become 15%, from the date of Acceleration.


         Section 8.  CONDITIONS OF PURCHASE.
                     ----------------------

         (a) The Purchaser's obligations to purchase and pay for the Notes hereunder on each of the Closing Dates shall be subject to: (1) compliance by the Company with its agreements contained herein and in the Exhibits attached hereto and in the Security Agreement and Registration Rights Agreements; (2) the delivery of a Certificate signed by the President of the Company as to the continued accuracy on such Closing Date of the representations and statements made by the Company herein, the absence of any material adverse changes in the condition of the Company since March 31, 2002 and the absence of any material transactions not in the ordinary course of the Company's business; (3) the delivery to the Purchasers of the opinion of general counsel to the Company, annexed as Exhibit H.

         (b) The obligations of the Company to issue and deliver the Note is subject to (i) the compliance by the Purchaser with any agreements by the Purchaser contained herein, and (ii) the continued accuracy of the representations and statements made by the Purchaser herein.

         Section 9.  MISCELLANEOUS
                     -------------

         (a) SURVIVAL OF REPRESENTATIONS. Notwithstanding any investigations, the warranties, covenants and agreements made by the Company and the Purchaser, respectively, herein shall survive the closing of this Agreement. All statements contained on any schedule, exhibit, certificate or other instrument delivered by or on behalf of the Company and the Purchaser or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder.

         (b) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and defend the Purchaser against and hold the Purchaser harmless from any and all loss, damage, liability, deficiency, cost and expense, including reasonable legal fees (collectively, hereinafter referred to as the "Losses") incurred by the Purchaser resulting from or arising out of any inaccuracy in or breach of any material representation, warranty, covenant or obligation made or incurred by the Company herein or in any other agreement, instrument or document delivered by or on behalf of either Company in connection with the execution and delivery of this Agreement.

         (c) INDEMNIFICATION BY THE PURCHASER. The Purchaser shall indemnify the Company against and hold the Company harmless from any and all Losses (as defined above) incurred by the Company or such wholly owned subsidiary resulting from or arising out of any inaccuracy in or breach of any material representation, warranty, covenant or obligation made or incurred by the Purchaser herein or in any other agreement, instrument or document delivered by or on behalf of the Purchaser in connection herewith.

         (d) NOTICES. All notices, demands, consents or other communications required or permitted to be given hereunder shall be in writing and may be given by hand delivery, certified or registered mail, or by facsimile transmission, addressed to or transmitted to the party entitled to receive the same, as follows:

         If to the Purchaser, to the address set forth on the signature page, with a copy to:

                           Joseph Gunnar & Co.
                           30 Broad Street
                           New York, New York 10004
                           Attn:  Stephan A. Stein

                           and to:

                           Heller, Horowitz & Feit, P.C.
                           292 Madison Avenue
                           New York, New York 10017
                           Attn:  Nahum L. Gordon, Esq.


         If to the Company, to:

                           V-One Corporation
                           20250 Century Boulevard, Suite 300
                           Germantown, Maryland 20874
                           Attn: Margaret E. Grayson

                  with a copy to:

                           Kirkpatrick & Lockhart LLP
                           1800 Massachusetts Avenue, N.W., 2d Floor
                           Washington, D.C. 20036
                           Attn:   Thomas F. Cooney, III, Esq.

or to such other address as any such party may designate by notice to the other parties. Notices shall be deemed given (i) in the case of hand delivery, when delivered; (ii) in the case of certified or registered mail, three days after deposit in the postal system, first class postage pre-paid; and (iii) in the case of telex or facsimile notices, when sent.

         (e) NO ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned, amended or modified by the parties hereto, except by a written agreement executed by the parties and satisfactory in form to the Company and its counsel; provided, however, that the Purchaser may assign this Agreement to an affiliate.

         (f) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State without regard to its principles of conflicts of laws.

         (i) PURCHASER'S AGENT. The Purchaser irrevocably appoints Joseph Gunnar & Co., LLC as its agent to take any action, on Purchaser's behalf, which Purchaser is required or permitted to take pursuant to this Agreement. Joseph Gunnar & Co., LLC shall have sole and exclusive authority to request information or further assurances and to take action on behalf of the Purchaser, and the Purchaser shall not be entitled to make such requests or take such actions individually. Any and all notices, amendments or other documents given, received or executed by Joseph Gunnar & Co., LLC as such agent shall be binding upon the Purchaser, and the Company shall be entitled to rely upon any communication received from such agent appearing to be valid on its face with respect to matters arising under this Agreement concerning the interests of the Purchaser.

                           [signature page to follow]

         IN WITNESS WHEREOF, this Note Purchase Agreement has been duly executed by the parties hereto on the date first above written.

                                V-ONE CORPORATION




                                By:____________________________




                                -------------------------------
                                Signature of Purchaser



                                -------------------------------
                                Print Name


Purchaser's Address:                             The Purchaser is purchasing:

--------------------------
                                                 $______________ principal
--------------------------                       amount of the Notes.